SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                               September 12, 2003




                            TF FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                       0-24168              74-2705050
---------------------------      -----------------      -----------------
(State or other jurisdiction       (SEC File No.)         (IRS Employer
     of incorporation)                                 Identification Number)


3 Penns Trail, Newtown, Pennsylvania                           18940
-------------------------------------------                  ----------
(Address of principal executive offices)                     (Zip Code)




        Registrant's telephone number, including area code:(215) 579-4000
                                                           --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On September 12, 2003, the Registrant issued a Press Release announcing the refinancing of certain debt of the Registrant's wholly-owned subsidiary, Third Federal Savings Bank.

         For further details, reference is made to the Press Release dated September 12, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         Exhibit 99 -- Press Release dated September 12, 2003.
         ----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           TF FINANCIAL CORPORATION






Date: September 12, 2003                   By: /s/Dennis R. Stewart
     -------------------                      --------------------------------
                                               Dennis R. Stewart
                                               Executive Vice President and CFO
                                              (Duly Authorized Representative)